EXECUTION COPY



                  ASSIGNMENT AND ASSUMPTION AGREEMENT RELATING TO THE FIRST AMENDED AND RESTATED PURCHASE AGREEMENT, dated as of November 3, 2003 (the "Receivables Purchase Assignment and Assumption Agreement") among Sears, Roebuck and Co., a New York corporation (the "Transferring Seller"), SRFG, Inc., a Delaware corporation (the "Transferring Purchaser"), Citi Cards South Dakota Acceptance Corp., a Delaware corporation (the "New Seller") and Citi Omni-S Finance LLC, a Delaware limited liability company (the "New Purchaser").

                                    RECITALS

                  WHEREAS, the Transferring Seller and the Transferring Purchaser are parties to the First Amended and Restated Purchase Agreement, dated as of July 31, 1994, as amended by Amendment No. 1 to the First Amended and Restated Purchase Agreement, dated as of December 21, 1995, Amendment No. 2 to the First Amended and Restated Purchase Agreement, dated as of July 20, 2001 and Amendment No. 3 to the First Amended and Restated Purchase Agreement, dated as of November 3, 2003 (as so amended, the "Receivables Purchase Agreement").

                  WHEREAS, the Transferring Seller, the Transferring Purchaser, certain of their affiliates and Citicorp, a Delaware corporation ("Citicorp") are parties to a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement"), dated as of July 15, 2003, as amended from time to time according to its terms.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Seller, Citicorp and the New Seller are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Seller Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Seller is selling, assigning, transferring and conveying certain assets of the Transferring Seller to the New Seller.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Purchaser, Citicorp and the New Purchaser are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Purchaser Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Purchaser is selling, assigning, transferring and conveying certain assets of the Transferring Purchaser to the New Purchaser.

                  WHEREAS, the Transferring Seller intends to assign to the New Seller all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Purchase Agreement.

                  WHEREAS, the Transferring Purchaser intends to assign to the New Purchaser all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

                  SECTION 1. Unless otherwise defined in this Receivables Purchase Assignment and Assumption Agreement, all defined terms used herein, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Purchase Agreement.

                  SECTION 2. (a) The Transferring Seller does hereby assign all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Purchase Agreement to the New Seller; provided that to the extent that any duty or obligation of the Transferring Seller under the Receivables Purchase Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Seller, but remain with the Transferring Seller.

                  (b) The New Seller accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Seller under the Receivables Purchase Agreement.

                  (c) The Transferring Purchaser and the New Purchaser hereby severally (i) acknowledge and consent to the assignment and delegation made above, (ii) acknowledge and agree that as of the date hereof, the New Seller has been substituted for the Transferring Seller under the Receivables Purchase Agreement and (iii) release the Transferring Seller from all of its duties and obligations under the Receivables Purchase Agreement (excluding any Retained Liabilities and any duties or obligations that were incurred or accrued prior to the date hereof).

                  SECTION 3. (a) The Transferring Purchaser does hereby assign all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Purchase Agreement to the New Purchaser; provided that to the extent that any duty or obligation of the Transferring Purchaser under the Receivables Purchase Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Purchaser, but remain with the Transferring Purchaser.

                  (b) The New Purchaser accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Purchaser under the Receivables Purchase Agreement.

                  (c) The Transferring Seller and the New Seller hereby severally (i) acknowledge and consent to the assignment and delegation made above, (ii) acknowledge and agree that as of the date hereto, the New Purchaser has been substituted for the Transferring Purchaser under the Receivables Purchase Agreement and (iii) release the Transferring Purchaser from all of its duties and obligations under the Receivables Purchase Agreement (excluding any Retained Liabilities and any duties or obligations that were incurred or accrued prior to the date hereof).


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

                  SECTION 4. (a) The New Seller hereby acknowledges that the Transferring Seller has transferred to the New Seller any right, title and interest retained by the Transferring Seller in and to (i) the Receivables (other than the Contributed Receivables) existing as of the Cut-Off Date (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of such Receivables and Coverage Proceeds, if any, relating thereto and (ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.

                  (b) The New Seller hereby confirms, affirms and ratifies the sale, transfer, assignment and conveyance contained in the Receivables Purchase Agreement and, in accordance with the Receivables Purchase Agreement, the New Seller hereby sells, transfers, assigns and otherwise conveys to the New Purchaser, without recourse, all right, title and interest of the New Seller in and to (i) the Receivables (other than the Contributed Receivables) existing as of the Cut-Off Date (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of such Receivables and Coverage Proceeds, if any, relating thereto and (ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.

                  (c) The New Seller and the New Purchaser intend that the conveyance of the Receivables, the Interchange, and the other property by the New Seller to the New Purchaser in accordance with the Receivables Purchase Agreement constitute an absolute sale and not a transfer as security. Notwithstanding this intent, if the conveyance is determined to be a transfer as security rather than an absolute sale, the New Seller hereby grants to the New Purchaser, in accordance with the Receivables Purchase Agreement, a security interest in all of the New Seller's right, title and interest in and to (i) the Receivables (other than the Contributed Receivables) existing as of the Cut-Off Date (or with respect to Additional Accounts, as of the applicable Additional Account Cut-Off Date) and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable
UCC) of such  Receivables and Coverage  Proceeds,  if any,  relating thereto and
(ii) Interchange existing as of July 20, 2001 and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Article 9 of the applicable UCC) of Interchange, if any, relating thereto.

                  SECTION 5. The New Purchaser hereby acknowledges its acceptance of all right, title and interest in and to the property, now existing and hereafter created, conveyed to the New Purchaser pursuant to Section 4(b) of this Receivables Purchase Assignment and Assumption Agreement. The New Purchaser also hereby acknowledges its acceptance of a security interest in all right, title and interest in and to the property, now existing and hereafter created, granted to the New Purchaser pursuant to Section 4(c) of this Receivables Purchase Assignment and Assumption Agreement.

                  SECTION 6. Each of the Transferring Seller and the Transferring Purchaser agrees to do or take, or cause to be done or taken, all such things and actions as any of the parties


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

hereto may reasonably request in order to effect more fully the transfers contemplated by this Receivables Purchase Assignment and Assumption Agreement.

                  SECTION 7. This Receivables Purchase Assignment and Assumption Agreement shall become effective upon receipt by the New Seller and the New Purchaser of the following, each of which shall be reasonably satisfactory to such party:

                  (a) notification in writing from each Rating Agency that the terms of this Receivables Purchase Assignment and Assumption Agreement shall not result in a Ratings Event (as defined in the Pooling and Servicing Agreement); and

                  (b) counterparts of this Receivables Purchase Assignment and Assumption Agreement duly executed by the parties hereto.

                  SECTION 8. This Receivables Purchase Assignment and Assumption Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

                  SECTION 9. This Receivables Purchase Assignment and Assumption Agreement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                            [Signature page follows]


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


         IN WITNESS WHEREOF, the Transferring Seller, the Transferring Purchaser, the New Seller and the New Purchaser have caused this Receivables Purchase Assignment and Assumption Agreement to be duly executed by their respective officers as of the date first set forth above.

                                 SEARS, ROEBUCK AND CO.,
                                 as Transferring Seller

                                 By:      /s/ Larry R. Raymond
                                          --------------------
                                 Name:    Larry R. Raymond
                                 Title:   Vice President and Treasurer


                                 SRFG, INC.,
                                 as Transferring Purchaser

                                 By:      /s/ George F. Slook
                                          -------------------
                                 Name:    George F. Slook
                                 Title:   President and Chief Executive Officer

                                 CITI CARDS SOUTH DAKOTA ACCEPTANCE CORP., as New Seller

                                 By:      /s/ Douglas C. Morrison
                                          -----------------------
                                 Name:    Douglas C. Morrison
                                 Title:   President


                                 CITI OMNI-S FINANCE LLC,
                                 as New Purchaser

                                 By:      /s/ Douglas C. Morrison
                                          -----------------------
                                 Name:    Douglas C. Morrison
                                 Title:   President




[Signature page to Receivable, Purchase Assignment and Assumption Agreement]